Exhibit 99.1

PIEDMONT®

OFFICE REALTY TRUST

© 2011 Piedmont Office Realty Trust, Inc.

Forward-Looking Statements

Certain statements contained in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such information is subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “continue” or similar words or phrases that are predictions of future events or trends and which do not relate solely to historical matters.

The following are some of the factors that could cause our actual results and expectations to differ materially from those described in our forward-looking statements: our ability to successfully identify and consummate suitable acquisitions; current adverse market and economic conditions; lease terminations or lease defaults, particularly by one of our large lead tenants; the impact of competition on our efforts to renew existing leases or re-let space; changes in the economies and other conditions of the office market in general and of the specific markets in which we operate; economic and regulatory changes; additional risks and costs associated with directly managing properties occupied by government tenants; adverse market and economic conditions and related impairments to our assets, including, but not limited to, receivables, real estate assets and other intangible assets; the success of our real estate strategies and investment objectives; availability of financing; costs of complying with governmental laws and regulations; uncertainties associated with environmental and other regulatory matters; our ability to continue to qualify as a REIT under the Internal Revenue Code; the impact of outstanding or potential litigation; and other factors detailed in our most recent Annual Report on Form 10-K and other documents we file with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We cannot guarantee the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

This presentation contains certain non-GAAP financial measures such as FFO, AFFO, Core FFO, Core EBITDA, and Annualized Lease Revenue (ALR). For definitions of these metrics, please refer to our supplemental information package which can be found on our website under the Investor Relations section at www.piedmontreit.com.

© 2011 Piedmont Office Realty Trust, Inc.

Introduction

Piedmont Office Realty Trust, Inc. (“Piedmont” or the “Company”) (NYSE: PDM) is a fully-integrated and self-managed real estate investment trust (“REIT”) specializing in the acquisition, ownership, management, development and disposition of primarily high-quality Class A office buildings located predominately in large U.S. office markets and leased principally to high-credit-quality tenants. Since its first acquisition in 1998, the Company has acquired $5.8 billion of office and industrial properties (inclusive of joint ventures). Rated as an investment-grade company by Standard & Poor’s and Moody’s, Piedmont has maintained a low-leverage strategy while acquiring its properties. Approximately 83% of our Annualized Lease Revenue (“ALR”) is derived from our office properties located within the ten largest U.S. office markets, including Chicago, Washington, D.C., the New York metropolitan area, Boston and greater Los Angeles.

We use market data and industry forecasts and projections throughout this presentation. We have obtained certain market and industry data from publicly available industry publications. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but that the accuracy and completeness of the information are not guaranteed. The forecasts and projections are based on industry surveys and the preparers’ experience in the industry, and there is no assurance that any of the projected amounts will be achieved. We believe that the surveys and market research others have performed are reliable, but we have not independently verified this information.

Unless otherwise noted herein, all the information contained in this presentation is presented as of March 31, 2011.

Unless the context indicates otherwise, the term “properties” as used in this document and the statistical information presented in this document regarding our properties includes our wholly owned office properties and our office properties owned through our consolidated joint ventures, but excludes our interest in properties owned through our equity interests in our unconsolidated joint ventures (seven unconsolidated as of 3/31/2011) and our industrial properties (two industrial properties as of 3/31/2011).

Unless otherwise indicated, all information in this document gives effect to, and all share and per share amounts have been retroactively adjusted to give effect to, the recapitalization of our common stock in January of 2010.

The information contained in this presentation does not contain all of the information that may be important to you and should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2010 and our quarterly reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010, September 30, 2010 and March 31, 2011 and our other filings with the Securities and Exchange Commission. Such documents are available at www.sec.gov and under the heading Investor Relations on our website at www.piedmontreit.com.

© 2011 Piedmont Office Realty Trust, Inc.

Investment Summary

• Fourth largest office REIT(1) by equity market capitalization ($3.5 billion as of 6/1/11)

• Class A office properties in major U.S. markets

• Long-term relationships with high-credit quality, diverse tenant base

• Demonstrated capital allocation track record

• Focused investment strategy in select markets

• Operational excellence

• Strong balance sheet with capacity for growth

• Corporate governance

4250 N. Fairfax Drive, Arlington, VA

Notes: (1) Based upon comparison to the constituents of the Bloomberg US Office REIT Index.

© 2011 Piedmont Office Realty Trust, Inc.

Class A Office Properties in Major U.S. Markets

200 & 400 Bridgewater Crossing, Bridgewater, NJ

1201 Eye Street, Washington, DC

© 2011 Piedmont Office Realty Trust, Inc.

Market Focus

• Approximately 81% of our ALR comes from the following six markets:

– Chicago

– Washington, DC

– New York

– Minneapolis

– Los Angeles

– Boston

• High-Quality Class A Portfolio (1)

– 77 office properties

– 21.5 million square feet

– 53% CBD, 34% Suburban & 13% Urban Infill

– Median building age of 12 years

• Local Market Presence

Notes: (1) Information presented as of March 31, 2011.

© 2011 Piedmont Office Realty Trust, Inc.

Long-term Relationships with High Credit Quality, Diverse Tenant Base

One Brattle Square, Cambridge, MA

Two Independence Square, Washington, D.C.

Harvard University

NASA

© 2011 Piedmont Office Realty Trust, Inc.

PIEDMONT OFFICE REALTY TRUST

Strong Tenant Credit-Quality

Tenant Diversification

Tenant Name	Lease Expiration (1)	Percentage of ALR (%) (2)	Credit Rating / AmLaw 100 Ranking (3)
U.S. Government	**	12.5	AAA / Aaa
BP Corporation (4)	2013	5.4	A / A2
US Bancorp	2014 / 2023(5)	4.9	A+ / Aa3
Leo Burnett	2019	4.4	BBB+ / Baa2
State of New York	2019	3.1	AA / Aa2
Winston & Strawn	2024	3.0	AmLaw #34
Sanofi-aventis	2012	2.9	AA- / A2
Independence Blue Cross	2023	2.4	–
Nestle	2015	2.3	AA / Aa1
GE	2012	2.0	AA+ / Aa2
Zurich	2011	1.7	AA-
Kirkland & Ellis LLP (6)	2011	1.7	AmLaw #6
Shaw	2018	1.6	BBB- / Ba1
State Street Bank	2021	1.6	AA- / Aa2
City of New York	2020	1.5	AA / Aa2
Lockheed Martin	2014	1.5	A- / Baa1
DDB Needham	2018	1.4	BBB+ / Baa1
Gallagher	2018	1.3	–
Marsh USA	2011	1.2	BBB- / Baa2
Gemini	2013	1.2	A+ / Aa3
Caterpillar Financial	2022	1.1	A / A2
Harvard University	2017	1.1	AAA / Aaa
KeyBank	2016	1.1	A- / A3
TOTAL		**60.9**	

No tenant other than the U.S. government accounts for more than 6% of ALR.
72% of ALR derived from investment grade companies or government agencies (7)

** Various expirations ranging from 2011 to 2027.

Notes:
(1) Denotes the year in which the lease for the majority of the tenant's space expires.
(2) Equal to ALR for each tenant divided by the total ALR at March 31, 2011 for our entire office portfolio, expressed as a percentage.
(3) Credit rating may reflect credit rating of parent and/or guarantor or the 2011 AmLaw 100 ranking issued by The American Lawyer Magazine. When available, both the Standard & Poor's and the Moody's credit ratings are provided.
(4) BP Corporation sublets substantially all of its leased space to other tenants.
(5) US Bank's lease at One & Two Meridian Crossings, representing 337,000 square feet and $8.1 million in ALR, expires in 2023.
(6) Kirkland & Ellis will depart upon the expiration of its lease in 2011. A substantial portion of its space has been re-leased to KPMG LLP effective August 2012.
(7) As reported by Standard & Poor's or Moody's; includes investment grade companies or subsidiaries of investment grade companies.

7

© 2011 Piedmont Office Realty Trust, Inc.

Expiration & Retention

3/31/2011 Lease Expiry Profile (% of ALR (1))

• Weighted average remaining lease term of 6.2 years

(%) 30 25 20 15 10 5 0

2011 2012 2013 2014 2015 2016 2017 2018 2019 Thereafter

11.6 8.5

3.1

9.9 1.2 8.7

9.8 0.3 9.5

9.1 0.6 8.5

7.3 7.3

5.5 0.2 5.3

3.7 0.2 3.5

7.9 1.4 6.5

9.0 3.1 5.9

26.2 7.2 19.0

Non-Government Lease Government Lease

Proactive strategy to address lease maturities along with a 78% retention rate (2) demonstrates depth of relationships with tenants

Notes:

(1) Equal to ALR expiring each year divided by the total ALR at March 31, 2011 for our entire office portfolio, expressed as a percentage.

(2) For the period from January 2006 to March 31, 2011.

© 2011 Piedmont Office Realty Trust, Inc.

PIEDMONT
OFFICE REALTY TRUST

Major Recent Leasing Transactions – 78% Retention (1)


1075 West Entrance Drive, Auburn Hills, MI


US Bancorp Center, Minneapolis, MN

Year-to-date leasing activity through May 31, 2011: 1,385,000 square feet

Major Leasing Activity in 2011

- Lease extension signed with General Services Administration on behalf of NASA for 597,253 square feet at Two Independence Square in Washington, DC
- New lease signed with Chrysler Group LLC for 210,000 square feet at 1075 West Entrance Drive in Auburn Hills, MI
- Lease extension signed with Nike for 105,272 square feet at Rogue in Beaverton, OR
- Lease extension signed with Quantum Corporation for 83,877 square feet at 8560 Upland Drive (joint venture asset) in Parker, CO
- Lease extension signed with AmeriCredit Financial Services for 62,521 square feet at Chandler Forum in Chandler, AZ
- Lease extension signed with Convergys Corporation for 50,000 square feet at 5601 Hiatus Road in Tamarac, FL
- New lease signed with State Farm Mutual Automobile Insurance for 50,000 square feet at 5601 Hiatus Road in Tamarac, FL
- New lease signed with BSH Home Appliances Corporation for 49,781 square feet at 1901 Main Street in Irvine, CA
- New lease signed with Eide Bailly, LLP for 40,622 square feet at US Bancorp Center in Minneapolis, MN
- New lease signed with First Solar Electric, LLC for 39,096 square feet at 400 Bridgewater Crossing in Bridgewater, NJ
- New lease signed with Evraz, Inc. for 34,868 square feet at Aon Center in Chicago, IL

Notes: (1) For the period from January 2006 to March 31, 2011.

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© 2011 Piedmont Office Realty Trust, Inc.

Demonstrated Capital Allocation Track Record

1200 Enclave Parkway, Houston, TX

500 W. Monroe Street, Chicago, IL

Meridian Crossings, Richfield, MN

© 2011 Piedmont Office Realty Trust, Inc.

Proven Capital-Recycling Discipline

Dispositions Acquisitions

5,000 1,000 0 1,000

5,002 44 15 59

464 791 218 1,009

319 76 60 -16

2005 Special $4.86 Dividend: / Share

1998 - 2004 2005 - 2008 2009 & After

Acquisitions Cost Basis on Dispositions Value Creation on Dispositions (2)

Transaction History (1)

($MM) 2009 &

1998 – 2004 2005 – 2008 After

Asset Acquisitions 5,002.4 464.4 319.5

% of Total Acquisitions 86% 8% 6%

Asset Dispositions 59.4 1,009.2 60.3

% of Total Dispositions 5% 90% 5%

Cost 44.3 790.8 76.0

Value Creation (2) 15.1 218.5(15.7)

Special Dividends – 748.5 -

Capital Return to Shareholders – June 2005

• 27 assets disposed of for $757 million of net proceeds, representing a $190 million gain over the initial purchase price

• Approximately 99% of proceeds distributed to shareholders through $4.86 per share special dividend (approximately 16% of stockholders’ basis)

Track record of harvesting value and returning capital to shareholders

Notes:

(1) Inclusive of joint venture transactions through May 2011.

(2) Represents differential in aggregate acquisition and disposition prices for assets sold during the period.

© 2011 Piedmont Office Realty Trust, Inc.

Capital Recycling

Disposition

– 111 Sylvan Avenue, Englewood Cliffs, NJ

– $55 million ($135/sf)

– Closed December 2010

– Older, less desirable Class B asset

– Inefficient design

– Difficult to re-lease upon tenant vacating 100% of the property

111 Sylvan Avenue, Englewood Cliffs, NJ

Acquisition

– Meridian Crossings, Richfield, MN

– $65.6 million ($172/sf)

– Acquired October 2010

– Newer, high-quality Class A asset

– Credit tenancy under long term lease

– Projected stabilized unleveraged FFO yield: over 8%

Meridian Crossings, Richfield, MN

© 2011 Piedmont Office Realty Trust, Inc.

Capital Recycling

Disposition

- Eastpointe Corporate Center, Issaquah, WA
- Under contract for $32 Million ($205/sf)
- Scheduled closing July 2011
- Occupancy upon sale: 19%
- Net Rents: $16/sf
- Leasing challenge upon eminent vacancy (81%)
- Exits a non-strategic market

Acquisition

- 1200 Enclave Parkway, Houston, TX
- $18.5 Million ($123/sf)
- Acquired March 2011
- High quality asset in an active submarket
- Occupancy at acquisition: 18%
- Net Rents: $17/sf
- Upside potential through lease-up of vacant space
- Projected stabilized unleveraged FFO yield: over 10%


Eastpointe Corporate Center, Issaquah, WA


1200 Enclave Parkway, Houston, TX

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© 2011 Piedmont Office Realty Trust, Inc.

Capital Recycling

Disposition

– 35 W. Wacker Drive, Chicago, IL

– Trophy Asset

– Under LOI for $401 Million ($359/sf)

– Acquired for $298 Million ($267/sf)

– Reduces Chicago Exposure and 2014 Debt Maturity

– Unleveraged FFO yield: approximately 6%

Acquisition

– 500 W. Monroe Street, Chicago, IL

– Trophy Asset

– Acquisition basis: $227.5 million ($236/sf)

– Occupancy at acquisition: 67%

– Upside potential through lease-up

– Projected stabilized unleveraged FFO yield: over 9%

35 West Wacker Drive, Chicago, IL

500 West Monroe Street, Chicago, IL

© 2011 Piedmont Office Realty Trust, Inc.

Focused Investment Strategy in Select Markets

800 N. Brand Blvd., Glendale, CA

60 Broad Street, New York, NY

1225 Eye Street, Washington, D.C.

© 2011 Piedmont Office Realty Trust, Inc.

Focused Markets Strategy

• Continue consolidation into top U.S. markets

– Target markets selected based upon presence of major corporations, projected office job growth, and barriers to entry

– Target cities by 2015 (10 to 12 cities)

Concentration Opportunistic Possible

Boston Minneapolis Phoenix

New York Chicago Nashville

Washington D.C. Atlanta

Los Angeles Dallas & Houston

San Francisco Central/South Florida

– Receive 60% to 70% of our annualized lease revenues from CBD / Urban Infill

– Receive 60% to 70% of annualized lease revenue from concentration markets

– Maintain strong local market presence

– Exit 10 markets

© 2011 Piedmont Office Realty Trust, Inc.

Focused Markets Strategy

2005 2010 2015

30:70 CBD - Suburban

17 Markets Exited:

• Tacoma

• Salt Lake

• San Antonio

• Memphis

• Knoxville

• Jacksonville

• Fort Myers •Tampa

• Raleigh

• Richmond

• Harrisburg

• Indianapolis

• Oklahoma City

• Des Moines

• Grand Rapids

• Tulsa

• Charlotte

50:50 CBD - Suburban

10 Markets to Exit:

• Portland

• Seattle

• Denver

• Nashville

• Cleveland

• Detroit

• Greenville

• Philadelphia

• Kansas City

• Phoenix

San Francisco

Los Angeles

Minneapolis

Chicago

Texas

Boston

New York Metro

Washington DC

Atlanta

Central/So. Florida

70:30 CBD - Suburban

© 2011 Piedmont Office Realty Trust, Inc.

Investment Strategy

• Value / basis investment orientation

• Accretive to enterprise value

• Core market focus

• Attention to key asset fundamentals

– Quality of construction

– Age of product

– Location

– Competition

– Lease expiration schedule

– Credit quality of tenants

– In-place rents as compared to market

• Extensive experience in value-add investments by senior management

• Capitalize on current market opportunities

© 2011 Piedmont Office Realty Trust, Inc.

Operational Excellence

Crescent Ridge II, Minnetonka, MN

Las Colinas Corporate Center, Irving, TX

LEED - Gold

BOMA 360

© 2011 Piedmont Office Realty Trust, Inc.

Operational Excellence – Local Management Teams

Kevin Fossum

Senior Vice President, Head of Property Management Midwest Regional Manager Based in Minneapolis

• 23 years of experience

• 2004 – 2011, Piedmont

• Experience with Equity Office Properties, Hines, Kraus-Anderson Realty Co., Dreher & Associates

Mark E. Reeder

South Regional Manager Based in Central Florida

• 25 years of experience

• 2006 – 2011, Piedmont

• Experience with Taylor & Mathis

Daniel M. Dillon

Mid-Atlantic Regional Manager Based in Washington, D.C.

• 21 years of experience

• 2006 – 2011, Piedmont

• Experience with Advantis Real Estate Services, Jones Lang LaSalle Americas, Carey Winston Company

Daniel J. Cote

West Regional Manager Based in Los Angeles

• 25 years of experience

• 2007 – 2011, Piedmont

• Experience with Savills Japan, GMAC Commercial Holding Asia, CB Richard Ellis Investors, Trammell Crow Company, Elcor Real Estate

Mark S. Landstrom

New York / New Jersey Regional Manager Based in New York City

• 27 years of experience

• 2011, Piedmont

• Experience with Cogswell Realty, The Wetkoff Group, The Robert Sheridan Group, The Bank of New York, Williams Real Estate

Doug Pennington

Chicago City Manager

• 22 years of experience

• 2006 – 2011, Piedmont

• Experience with Equity Office Properties, Arthur J Rogers Real Estate, Baird & Warner Real Estate

Cynthia M. McDonell

Detroit City Manager

• 26 years of experience

• 2006 – 2011, Piedmont

• Experience with Colonnade Properties, Insignia/ESG, Kirco Realty & Development

Paul T. Newman

Boston City Manager

• 22 years of experience

• 2010 – 2011, Piedmont

• Experience with Harvard University Real Estate Services, Trammell Crow Company, Colliers Meredith & Grew

© 2011 Piedmont Office Realty Trust, Inc.

Operational Excellence – Consistent Award Winner

• BOMA 360

• Recognizes best practices in all major areas of building operations and management and indicates that a property is being managed to the highest standard of excellence

• Piedmont was ranked fourth overall and first for REITs for number of buildings with BOMA 360 designation

• TOBY (The Outstanding Building of the Year) Awards

• Recognizes properties that exemplify superior building quality, tenant service and management practices by BOMA

• Approximately 25% of the portfolio has earned the TOBY award for various categories at local, regional, and international levels

• Kingsley Survey

• Industry-leading survey of customer satisfaction

• Piedmont outperformed Kingsley index in overall satisfaction and in leasing process-overall satisfaction

© 2011 Piedmont Office Realty Trust, Inc.

Operational Excellence – Environmental Sustainability

• LEED (Leadership in Energy and Environmental Design)

• Internationally-recognized green building certification system

• Seven staff members possess LEED credentials; Company is member of US Green Building Council

• Two buildings are LEED certified, with several being evaluated or in the application process

• Solar

• Installation of solar panels at one property as an additional, “green” source of revenue in advanced stage of negotiation

• Other potential installations being evaluated

• Energy Star

• Label indicates that a building is more efficient than 74% of similar buildings nationwide

• Approximately 66% of office portfolio has earned or is in the process of renewing Energy Star label; Company is an Energy Star Partner

© 2011 Piedmont Office Realty Trust, Inc.

Strong Balance Sheet with Capacity for Growth

Piedmont Pointe I and II, Bethesda, MD

1901 Main Street, Irvine, CA

© 2011 Piedmont Office Realty Trust, Inc.

Low Leverage and Stable Portfolio Enhance Access to Liquidity

Capitalization and Operating Stats ($MM) 3/31/2011

Total Debt $ 1,603

Equity Market Capitalization $ 3,351

Total Market Capitalization $ 4,954

Book Value of Equity $ 2,754

Net Book Value $ 4,563

Debt-to-Total Market Capitalization 32.3%

Debt-to-Gross Assets 29.3%

Debt-to-Gross Real Estate Assets 33.4%

Fixed Charge Coverage 5.2x

Interest Expense Coverage 5.2x

S&P / Moody’s Rating BBB/Baa2 (Inv. Grade)

Core EBITDA (1) $ 88.8

Core EBITDA Margin (2) 60.6%

Core FFO (3) $ 71.3

AFFO (2) $ 52.0

AFFO per Share (2) $ 0.30

Dividends per Share (2) $ 0.315

Total Assets & Debt by Maturity Date as of 3/31/2011 ($MM)

$4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

• Capacity for growth

$4,563 Total Assets

$250 $245(4) $0 $695 $105 $308

2011 2012 2013 2014 2015 2016+ thereafter

Limited near-term debt maturities and flexible capital structure utilizing 29% leverage;

Access to both public and private debt and equity capital sources (5)

Notes:

(1) Core EBITDA is defined as net income before interest, taxes, depreciation and amortization, and incrementally removing any impairment losses, gains or losses from sales of property, or other extraordinary items and is presented for the three months ended March 31, 2011.

(2) For the three months ended March 31, 2011.

(3) Core FFO is FFO, as defined by NAREIT, adjusted for impairment losses and extraordinary items and is presented for the three months ended March 31, 2011.

(4) Piedmont had $15 million outstanding on the $500 Million Unsecured Line of Credit as of March 31, 2011 and intends to exercise the option to extend the maturity of the Line of Credit to August 2012, as allowed in the debt agreement.

(5) As market conditions allow.

© 2011 Piedmont Office Realty Trust, Inc.

5 Year Plan – Balance Sheet – Capacity

• Balance sheet and geographic benchmarks

– Maintain investment grade rating

– ≤ 40% leverage

– ≥ 50% of debt is unsecured debt

– ≤ 25% of debt matures in any 1 year period

At Benchmark

40% Leverage

Current

1.6 0.7 3.5

1.6 3.5

0 1 2 3 4 5 6 7

Debt

Additional Debt Capacity

Equity Market Cap

© 2011 Piedmont Office Realty Trust, Inc.

Corporate Governance

AON Center, Chicago, IL

Glenridge Highlands II, Atlanta, GA

Copper Ridge Center, Lyndhurst, NJ

© 2011 Piedmont Office Realty Trust, Inc.

Management Team

Donald A. Miller, CFA

President, Director and Chief Executive Officer

• 26 years of experience

• 2007 – 2011 President, Director and CEO, Piedmont

• 2003 – 2007 Chief Real Estate Officer, Wells Real Estate Funds

• 1994 – 2003 Lend Lease (last position held – Head of U.S. Equity Real Estate Operations)

• 1991 – 1994 Vice President, Prentiss Properties

Robert E. Bowers

Chief Financial Officer

• 33 years of experience

• 2007 – 2011, CFO of Piedmont

• 2004 – 2007, CFO of Wells Real Estate Funds

• 1997 – 2002, CFO and Director of Net Bank

• 1995 – 1996, CFO of CheckFree Corporation

• 1984 – 1995, CFO and Director, Stockholder Systems

• 1978 – 1984, Arthur Andersen

Carroll A. (Bo) Reddic, IV

Executive Vice President, Real Estate Operations

• 21 years of experience

• 2007 – 2011 Exec. VP, Piedmont

• 2005 – 2007 Managing Director, Wells Real Estate Funds

• 1990 – 2005, Executive Director, Morgan Stanley (including predecessor companies, The Yarmouth Group and Lend Lease)

Raymond L. Owens

Executive Vice President, Capital Markets

• 29 years of experience

• 2007 – 2011 Exec. VP, Piedmont

• 2002 – 2007 Managing Director, Wells Real Estate Funds

• 1997 – 2002 Senior Vice President, PM Realty Group

• 1995 – 1997 Vice President, GE Asset Management

• 1991 – 1994 Vice President, Travelers Realty Investment

• 1982 – 1991 Vice President, Aetna Realty Investors

Laura P. Moon

Senior Vice President, Chief Accounting Officer

• 20 years of experience

• 2007 – 2011 Senior VP, Piedmont

• 2005 – 2007 Vice President, Wells Real Estate Funds

• 2002 – 2005 Sr. Director of Financial Planning, ChoicePoint

• 1999 – 2002 Chief Accounting Officer, Net Bank

• 1991 – 1999 Senior Manager, Deloitte & Touche

Senior management averages 26 years of experience and has spent over 6 years working together managing the existing portfolio

© 2011 Piedmont Office Realty Trust, Inc.

Corporate Governance Profile

• 7 out of 8 Board members are independent

• Annual election of all Board members

• Board compensation includes restricted stock

• Board members have investment in the Company

• Opt out of Maryland company anti-takeover provisions (1)

• Exemption from the 5/50 rule

Piedmont Board of Directors

Relevant Independent Director Experience Year Joined Board

W. Wayne Woody, Chairman • Retired Senior Partner, KPMG 2003

Frank C. McDowell, Vice Chairman • Retired CEO, BRE Properties 2008

Michael R. Buchanan • Retired Head of Real Estate Investment Banking, Bank 2002 of America

Wesley E. Cantrell • Retired CEO, Lanier Worldwide 2007

William H. Keogler, Jr. • Retired Chairman, Keogler, Morgan & Co.; Director, 1998

Robinson-Humphrey, Inc.

Donald S. Moss • Retired Group Vice President, Avon 1998

Jeffrey L. Swope • Managing Partner, Champion Partners 2008

Experienced Board with governance decision power vested in stockholders

Note: (1) Includes Maryland Law “Business and Combination Provision” (Section 3-602) and “Control Share Acquisition” (Section 3-701 through 3-710).

© 2011 Piedmont Office Realty Trust, Inc.

Investment Summary

• High-quality Class A portfolio

– Geographically diversified

– Creditworthy tenants; weighted average remaining lease term of 6.2 years; 78% tenant retention rate (1)

• Focused asset / property management and investment strategy

– 11 regional offices directing efficient, hands-on operating approach

– Long-term focus on “concentration” markets (i.e., Boston, New York Metro, Los Angeles, Washington D.C.) and selective presence in “opportunistic” markets

• Strong capital allocation track record

– $6.9 billion of transaction activity since inception

– Well-timed asset acquisition/disposition performance with real estate cycle

• Significant capacity for growth

– 29% debt-to-gross assets; available liquidity of $505 million (as of 3/31/2011)

– NOI growth from economic recovery and acquisitions with vacancies

• Experienced management team

– Average 26 years of industry experience and 6 years together managing existing portfolio

– Experience working with and for institutional real estate investors

• Potential discount relative to private valuations

– We believe an analysis of private market pricing results in a value higher than most Street estimates of NAV

Notes: (1) For the period from January 2006 to March 31, 2011.

© 2011 Piedmont Office Realty Trust, Inc.

Summary Overview

Office Portfolio Statistics

Square Feet (in millions) 21.5

# of Properties 77

Weighted Average Lease Term Remaining (Years) 6.2

% Leased 87.3

Median Building Age 12 years

Annualized Lease Revenue ($MM) 606.6

2011 Financial Guidance

Low High

Net Income $106 - $118 million

Add: Depreciation & Amortization $150 - $156 million

Core Funds from Operations $256 - $269 million

Core Funds from Operations per diluted share $1.48 - $1.56

• Ignores Major Acquisition and Disposition Activity

Office Property Locations (1)

Urban Infill 13%

Suburban 34%

CBD 53%

Outlook for 2011

• Effects of the 2008-2010 Economic Environment

• Rent Roll-downs

• Contraction of Space

• Increased Transaction Activity

• Three properties totaling $266 MM acquired through May 2011; two dispositions totaling $433 MM (before minority interest) announced for 2011

• Projected 3.0 MM square feet of office leasing for the year; 1.4 MM square feet of office leasing activity achieved through May 2011 (exclusive of joint venture leasing activity)

Notes:

(1) Percentages reflect portion of ALR derived from assets located in each market.

© 2011 Piedmont Office Realty Trust, Inc.

Appendix

Piedmont Office Realty Trust, Inc.

Consolidated Balance Sheets

Unaudited (in thousands)

	March 31, 2011	December 31, 2010
Assets:
Real estate assets, at cost:
Land	$688,103	$647,653
Buildings and improvements	3,865,239	3,688,751
Buildings and improvements, accumulated depreciation	(770,147)	(744,756)
Intangible lease asset	238,504	219,770
Intangible lease asset, accumulated amortization	(142,754)	(145,742)
Construction in progress	13,142	11,152

Total real estate assets	3,892,087	3,676,828

Investment in unconsolidated joint ventures	41,759	42,018
Cash and cash equivalents	42,151	56,718
Tenant receivables, net of allowance for doubtful accounts	29,726	28,849
Straight line rent receivable	103,854	105,157
Notes receivable	—	61,144
Due from unconsolidated joint ventures	594	1,158
Restricted cash and escrows	30,771	12,475
Prepaid expenses and other assets	11,967	11,249
Goodwill	180,097	180,097
Deferred financing costs, less accumulated amortization	5,374	5,306
Deferred lease costs, less accumulated amortization	224,892	192,481

Total assets	$4,563,272	$4,373,480

Liabilities:
Line of credit and notes payable (net of discounts of $1,413 and $0 as of March 31, 2011 and December 31, 2010, respectively)	$1,601,112	$1,402,525
Accounts payable, accrued expenses, and accrued capital expenditures	122,769	112,648
Deferred income	38,990	35,203
Intangible lease liabilities, less accumulated amortization	46,517	48,959
Interest rate swap	367	691

Total liabilities	1,809,755	1,600,026

Stockholders’ equity :
Class A common stock	1,727	1,330
Class B-1 common stock	—	—
Class B-2 common stock	—	—
Class B-3 common stock	—	397
Additional paid in capital	3,661,570	3,661,308
Cumulative distributions in excess of earnings	(915,543)	(895,122)
Other comprehensive loss	(465)	(691)

Piedmont stockholders’ equity	2,747,289	2,767,222
Non-controlling interest	6,228	6,232

Total stockholders’ equity	2,753,517	2,773,454

Total liabilities, redeemable common stock and stockholders’ equity	$4,563,272	$4,373,480

Net Debt (Gross debt less cash and cash equivalents and restricted cash and escrows)	$1,529,603	$1,333,332
Total Gross Assets (1)	$5,476,173	$5,263,978

Number of shares of all classes of common stock outstanding at end of period	172,658	172,658

(1)	Total assets exclusive of accumulated depreciation and amortization related to real estate assets.

Piedmont Office Realty Trust, Inc.

Consolidated Statements of Income

Unaudited (in thousands)

	Three Months Ended
	3/31/2011	3/31/2010
Revenues:
Rental income	$109,830	$110,512
Tenant reimbursements	32,490	35,083
Property management fee revenue	830	753
Other rental income	3,404	496

Total revenues	146,554	146,844

Operating expenses:
Property operating costs	54,957	55,361
Depreciation	27,022	25,691
Amortization	12,076	11,387
General and administrative	6,824	6,620

Total operating expenses	100,879	99,059

Real estate operating income	45,675	47,785

Other income (expense):
Interest expense	(17,174)	(19,091)
Interest and other income	3,460	969
Equity in income of unconsolidated joint ventures	209	737
Gain on consolidation of a variable interest entity	1,920	—

Total other income (expense)	(11,585)	(17,385)

Income from continuing operations	34,090	30,400

Operating income	—	1,185

Discontinued operations	—	1,185

Net income	34,090	31,585

Less: Net income attributable to noncontrolling interest	(123)	(125)

Net income attributable to Piedmont	$33,967	$31,460

Weighted average common shares outstanding - diluted	172,955	165,200

Net income per share available to common stockholders - diluted	$0.20	$0.19

Piedmont Office Realty Trust, Inc.

Funds From Operations, Core Funds From Operations and Adjusted Funds From Operations

Unaudited (in thousands except for per share data)

	Three Months Ended
	3/31/2011	3/31/2010
Net income attributable to Piedmont	$33,967	$31,460

Depreciation (1) (2)	27,154	26,250
Amortization (1)	12,106	11,488
Gain on consolidation of variable interest entity	(1,920)	—

Funds from operations	71,307	69,198

Acquisition costs	(26)	—

Core funds from operations	71,281	69,198

Depreciation of non real estate assets	170	178
Stock-based and other non-cash compensation expense	968	653
Deferred financing cost amortization	607	696
Straight-line effects of lease revenue (1)	2,237	1,073
Amortization of lease-related intangibles (1)	(1,362)	(1,426)
Income from amortization of discount on purchase of mezzanine loans	(484)	(668)
Acquisition costs	26
Non-incremental capital expenditures (3)	(21,469)	(9,413)

Adjusted funds from operations	$51,974	$60,291

Weighted average common shares outstanding - diluted	172,955	165,200

Funds from operations per share (diluted)	$0.41	$0.42
Core funds from operations per share (diluted)	$0.41	$0.42
Adjusted funds from operations per share (diluted)	$0.30	$0.36

(1)	Includes adjustments for wholly-owned properties and for our proportionate ownership in unconsolidated joint ventures.
(2)	Excludes depreciation of non real estate assets.
(3)

Capital expenditures of a recurring nature related to tenant improvements and leasing commissions that do not incrementally enhance the underlying assets’ income generating capacity. We exclude first generation tenant improvements and leasing commissions from this measure.

*Definitions

Funds From Operations (“FFO”): FFO is calculated in accordance with the current National Association of Real Estate Investment Trusts (“NAREIT”) definition. NAREIT currently defines FFO as net income (computed in accordance with GAAP), excluding gains or losses from sales of property, adding back depreciation and amortization on real estate assets, and after the same adjustments for unconsolidated partnerships and joint ventures. Such factors can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates. FFO may provide valuable comparisons of operating performance between periods and with other REITs. FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income. We believe that FFO is a beneficial indicator of the performance of an equity REIT. However, other REITs may not define FFO in accordance with the NAREIT definition, or may interpret the current NAREIT definition differently than we do; therefore, our computation of FFO may not be comparable to that of such other REITs.

Core Funds From Operations (“Core FFO”): We calculate Core FFO by starting with FFO, as defined by NAREIT, and adjust for certain non-recurring items such as impairment losses and other extraordinary items. Such items create significant earnings volatility. We believe Core FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Core FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs’ equivalent to Core FFO.

Adjusted Funds From Operations (“AFFO”): AFFO is calculated by deducting from Core FFO non-incremental capital expenditures and adding back non-cash items including non-real estate depreciation, straight lined rents and fair value lease revenue, non-cash components of interest expense and compensation expense, and by making similar adjustments for unconsolidated partnerships and joint ventures. Although AFFO may not be comparable to that of other REITs, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of our liquidity.

Piedmont Office Realty Trust, Inc.

Same Store Net Operating Income

Unaudited (in thousands)

	Three Months Ended
	3/31/2011	3/31/2010
Net income attributable to Piedmont	$33,967	$31,460

Net income attributable to non-controlling interest	123	125
Interest Expense	17,174	19,091
Depreciation(1)	27,324	26,428
Amortization(1)	12,106	11,488
Gain on consolidation of variable interest entity	(1,920)	—

Core EBITDA*	88,774	88,592

General & administrative expenses(1)	6,899	6,696
Management fee revenue	(830)	(753)
Interest and other income	(3,460)	(969)
Lease termination income	(3,404)	(496)
Lease termination expense - straight line rent & acquisition intangibles write-offs	436	67
Straight line rent adjustment(1)	1,972	1,006
Net effect of amortization of below-market in-place lease intangibles(1)	(1,534)	(1,426)

Core net operating income (cash basis)*	88,853	92,717

Acquisitions	354	—
Dispositions	—	(1,681)
Industrial properties	(239)	(273)
Unconsolidated joint ventures	(658)	(1,268)

Same Store NOI*	$88,310	$89,495

Year over Year change in same store NOI	-1.3%

Fixed Charge Coverage Ratio (Core EBITDA/ Interest Expense)(2)	5.2
Annualized Core EBITDA (Core EBITDA × 4)	$355,096

(1)	Includes adjustments for wholly-owned properties and for our proportionate ownership in unconsolidated joint ventures.
(2)	Piedmont had no capitalized interest, principal amortization or preferred dividends for any of the periods presented.

*Definitions

Core EBITDA: Defined as net income before interest, taxes, depreciation and amortization and incrementally removing any impairment losses, gains or losses from sales of property, or other extraordinary items. We do not include impairment losses in this measure because we feel these types of losses create volatility in our earnings and make it difficult to determine the earnings generated by our ongoing business. We believe Core EBITDA is a reasonable measure of our liquidity. Core EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate Core EBITDA differently and our calculation should not be compared to that of other REITs.

Core net operating income (“Core NOI”): Core NOI is defined as real estate operating income with the add-back of corporate general and administrative expense, depreciation and amortization, and casualty and impairment losses and the deduction of income and expense associated with lease terminations and income associated with property management performed by Piedmont for other organizations. We present this measure on a cash basis, which eliminates the effects of straight lined rents and fair value lease revenue. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. Core NOI is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies.

Same store net operating income (“Same Store NOI”): Same Store NOI is calculated as the Core NOI attributable to the properties owned or placed in service during the entire span of the current and prior year reporting periods. Same Store NOI excludes amounts attributable to industrial properties. We present this measure on a cash basis, which eliminates the effects of straight lined rents and fair value lease revenue. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs.